FOURTH MODIFICATION AGREEMENT


         BY THIS FOURTH MODIFICATION AGREEMENT (the "Agreement"), made and entered into as of the 24th day of October, 1996, WELLS FARGO BANK, NATIONAL ASSOCIATION, as successor in interest to FIRST INTERSTATE BANK OF ARIZONA, N.A., whose address is Post Office Box 29742, Phoenix, Arizona 85038-9742, Corporate Banking Division (hereinafter called "Lender"), and THREE-FIVE SYSTEMS, INC., a Delaware corporation, whose address is 1600 North Desert Drive, Tempe, Arizona 85281-1212 (hereinafter called "Borrower"), in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby confirm and agree as follows:

SECTION 1.        RECITALS.

         1.1 Borrower and Lender entered into a Loan Agreement dated July 11, 1994 (the "Loan Agreement"), which provided for a revolving line of credit by Lender to Borrower in the subsequently amended amount of $15,000,000.00 (the "RLC Commitment Amount") upon the terms and conditions contained therein (the "RLC").

         1.2 The RLC is evidenced by a Revolving Promissory Note dated December 21, 1995, executed by Borrower, payable to the order of Lender, in the principal amount of $15,000,000.00 (the "RLC Note"). (Hereinafter the Loan Agreement and the RLC Note are referred to as the "Loan Documents.")

         1.3 Lender and Borrower have executed and delivered previously a Modification Agreement dated as of June 28, 1995, a Second Modification Agreement dated as of December 22, 1995 and a Third Modification Agreement dated as of August 5, 1996 (collectively, the "Modifications") modifying the terms of the Loan Documents. Hereinafter, "RLC Note" and "Loan Agreement" shall mean such documents as modified in the Modifications.

         1.4 Borrower and Lender desire to modify the Loan Documents as set forth herein.

         1.5 All undefined capitalized terms used herein shall have the meaning given them in the Loan Agreement.

SECTION 2.        RLC NOTE.

         As of the date hereof, prior to the effect of the modifications contained herein, the outstanding principal balance of the RLC Note is $0.
                                       -1-
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SECTION 3.        LOAN AGREEMENT.

         3.1 The following definitions in Section 2.1 of the Loan Agreement are amended to read as follows:

                  "Advance" means either an RLC Advance or a Term Advance.

                  "Convert," "Conversion" and "Converted" each refers to a conversion of an Advance of one Type into an Advance of another Type.

                  "Eurodollar Reserve Percentage" for the Interest Period for each LIBOR Rate Advance means the reserve percentage applicable two (2) Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental, or other marginal reserve requirement) for a member Bank of the Federal Reserve System in San Francisco with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR Rate Advances is determined) having a term equal to such Interest Period.

                  "Financial   Covenants"   means  those   financial   covenants
         specified in Sections 7.8 through 7.13.

                  "Interest Period" means, for each LIBOR Rate Advance, the period commencing on the date of such LIBOR Rate Advance or the date of the Conversion of any Advance into such a LIBOR Rate Advance and ending on the last day of the period selected by the Borrower pursuant to the provisions herein and, thereafter, each subsequent period commencing on the day after the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions herein. With respect to LIBOR Rate Advances, the duration of each such Interest Period shall be (a) 30, 60, 90, or 180 days, or (b) as to the Term Loan after the Term Termination Date, 30, 60 or 90 days, as the Borrower may select; provided, however, that:

                           (i) Interest Periods  commencing on the same date for
                  the same Type of Advances shall be of the same duration;

                           (ii) Whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided that if such extension would cause the last day of such Interest Period to occur in the next following calendar
                                      -2-
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                  month, the last day of such Interest Period shall occur on the next preceding Business Day; and

                           (iii) No  Interest  Period  with  respect  to any RLC
                  Advance shall extend beyond the RLC Maturity Date or with respect to any Term Advance shall extend beyond the Term Maturity Date.

                  "LIBOR Base Rate" means, for the Interest Period for each LIBOR Rate Advance, an interest rate per annum equal to the rate of interest per annum obtained by dividing (i) the rate of interest determined by Lender, based on Telerate System reports or such other source selected by Lender, to be the "London Interbank Offered Rate" at which deposits in U.S. dollars are offered by major banks in London, England, two (2) Business Days before the first day of such Interest Period by (ii) a percentage equal to one hundred percent (100%) minus the Eurodollar Reserve Percentage for the period equal to such Interest Period.

         3.2 Section 2.1 of the Loan Agreement is amended by the addition of the following definitions:

                  "Fixed Rate" means an interest rate per annum equal to two and one-half percent (2.5%) in excess of the Treasury Rate.

                  "LIBOR Rate Advance" means either a LIBOR Rate RLC Advance or a LIBOR Rate Term Advance.

                  "LIBOR Rate Term Advance" means a Term Advance that bears interest at the applicable Term LIBOR Rate.

                  "Loans," each a "Loan," means the RLC and the Term Loan.

                  "Notes," each a "Note," means the RLC Note and the Term Note.

                  "Notice of Term Advance":  See Section 3A.3(b).

                  "Obligations" means all obligations of Borrower under this Agreement, the Notes, the Security Agreement and any other documents delivered by Borrower to Lender with respect to the Loans.

                  "Prime Rate Term Advance" means a Term Advance that bears interest at the Prime Rate.

                  "Security Agreement":  See Section 3A.9(a).

                  "Term Advance" means prior to the Term Termination Date an advance by Lender to the Borrower under the Term Loan pursuant to
         Section 3A.3 and includes a Prime Rate Term Advance or a LIBOR Rate Term Advance (each of which shall be a "Type" of Term
                                      -3-
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         Advance), and after the Term Termination Date, it means the Term Loan.

                  "Term Commitment Amount" means $5,000,000.00.

                  "Term LIBOR Rate" means an interest rate per annum equal to two and one-quarter percent (2.25%) in excess of the LIBOR Base Rate, rounded upward, if necessary, to the nearest 1/16 of 1%.

                  "Term Loan" means that Loan evidenced by the Term Note made pursuant to Section 3A.1 hereof by Lender to Borrower.

                  "Term Maturity Date" means October 24, 2000.

                  "Term Note" means that Promissory Note dated as of October 24, 1996 in the face amount equal to the Term Commitment Amount made by Borrower payable to the order of Lender, evidencing the Term Loan, and extensions, modifications and renewals thereof.

                  "Term Payment Date" means:

                           (a) As to each Prime Rate Term Advance,  the last day
                  of each month;

                           (b) As to each LIBOR Rate Term  Advance,  the earlier
                  of the last day of the Interest Period or the ninetieth (90th) day after the beginning of the Interest Period; and

                           (c) As to the Term Loan should it accrue  interest at
                  the Fixed Rate, the Quarterly End Date.

                  "Term Termination Date" means October 24, 1997.

                  "Treasury Rate" means the yield in percent per annum as shown for three (3) year United States Treasury constant maturities on the Federal Reserve statistical release H.15 (519) for the most recent week prior to the Term Termination Date.

         3.3 The Loan  Agreement  is amended by the  addition  of the  following
Article 3A:

                                   ARTICLE 3A
                                   ----------

                                    TERM LOAN
                                    ---------

                  Section 3A.1 Term Commitment Amount. Subject to the conditions set forth herein, Lender, from time to time, shall make Term Advances
         as  Borrower  may  request,  as  provided  below,   provided  that  the
         outstanding  principal  balance  shall not exceed  the Term  Commitment
                                      -4-
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         Amount.  Until the Term Termination Date, the Term Loan shall be a line of credit, against which Term Advances may be made to Borrower, provided that (i) Borrower is not in default under any provision of this Agreement, and (ii) no Term Advance shall be made that would cause the outstanding principal balance of the Term Loan to exceed the Term Commitment Amount. The Term Loan is not a revolving line of credit and once a Term Advance is disbursed and repaid, it may not be reborrowed again. On and after the Term Termination Date, no further Term Advances shall be made to Borrower under the Term Loan.

                  Section 3A.2 Term Note. The Term Loan shall be evidenced by the Term Note, in the form approved by Lender, payable to the order of Lender upon the terms and conditions therein contained.

                  Section 3A.3 Term Advances.

                           (a) Unless otherwise specifically approved in writing
                  by Lender, the proceeds of the Term Loan shall be used only to purchase treasury stock or, so long as the aggregate amount of Term Advances shall not exceed the aggregate amount of Borrower's purchase of treasury stock, to reimburse Borrower for prior purchases of treasury stock.

                           (b) Lender  may from time to time make Term  Advances
                  in such sums as Borrower shall request. Each such Term Advance shall be in the minimum amount of $100,000.00.

                           (c) The Borrower shall give Lender written notice, or
                  telephonic notice confirmed immediately in writing, of the request for any Term Advances under this Agreement, which notice (the "Notice of Term Advance") shall be received by Lender not later than 11:00 A.M. (Phoenix, Arizona local time) on the same Business Day in the case of a Prime Rate Advance, and in the case of a LIBOR Rate Term Advance not later than 2:00 p.m. (Phoenix, Arizona local time) on the second Business Day before the date of the proposed Term Advance. Each such Notice of Term Advance shall specify: (i) the date of the proposed Term Advance, (ii) the amount of such Term Advance,
                  (iii) the Type of Term Advance, and (iv) in the case of a LIBOR Rate Term Advance, the Interest Period. Each Notice of Term Advance shall be irrevocable and binding on the
                                      -5-
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                  Borrower. Anything herein to the contrary notwithstanding,  no
                  LIBOR Rate Term Advance shall be less than $50,000.00.

                           (d) In the case of any Term Advance which the related
                  Notice of Term Advance specifies that it is to be a LIBOR Rate Term Advance, the Borrower shall indemnify Lender on demand for, from, and against any loss or expense incurred by Lender as a result of any failure by Borrower to fulfill on or before the date specified in such Notice of Term Advance for such Term Advance the applicable conditions set forth in Section 4.2, including, without limitation, any loss, including, other losses, costs, and expenses incurred by Lender by reason of liquidation or reemployment of deposits or other funds acquired by Lender to fund the LIBOR Rate Term Advance to be made by Lender when such LIBOR Rate Term Advance, as a result of such failure, is not made on such date.

                  Section 3A.4 Conversion of Term Advances.

                           (a) The  Borrower  may,  upon  written  notice to and
                  received by the Lender (i) not later than 2:00 p.m. (Phoenix, Arizona local time) on the second Business Day before the requested Conversion, in the case of any Conversion of Prime Rate Term Advances into LIBOR Rate Term Advances, and (ii) not later than 11:00 A.M. (Phoenix, Arizona local time) on the same Business Day as the Conversion, in the case of any Conversion of LIBOR Rate Term Advances into Prime Rate Term Advances, subject to the provisions of this Section 3A.4, Convert any Term Advances of one Type into Term Advances of another Type; provided, however, that any Conversion of LIBOR Rate Term Advances made on other than the last day of said
                  Term Advances's Interest Period shall be made only on condition that Borrower pays all amounts specified in connection therewith in Section 3A.8(e). Each such notice of a Conversion shall be irrevocable and binding on the Borrower. Each such notice of a Conversion shall, within the restrictions specified above, specify (w) the date of such Conversion (x) the Term Advances to be Converted, (y) the Type of Term Advances into which the Term Advances are to be Converted, and (z) if such Conversion is into LIBOR Rate Term Advances, the duration of the Interest Period for each such Term Advance.

                           (b) If the  Borrower  should  fail to give the Lender
                  any notice of Conversion upon the termination of the Interest Period for a LIBOR Rate Term Advance, such Term Advance, upon the termination of the Interest Period, shall automatically become a Prime Rate Term Advance.

                  Section 3A.5 Term Loan Payments.

                           (a) Until the Term Termination Date,  interest on the
                  Term Loan shall accrue on the principal balance of the Term Loan from time to time outstanding under the Term Note as follows:

                                    (i) At the Prime  Rate if it is a Prime Rate
                           Term Advance.

                                    (ii) At the applicable Term LIBOR Rate if it
                           is a LIBOR Rate Term Advance.

                           (b) After the Term Termination Date,  interest on the
                  Term Loan shall accrue as follows:

                                    (i) At the Fixed Rate if Borrower shall have
                           elected by written notice to Lender by no later than 11:00 a.m. (Phoenix, Arizona local time) on the Term Termination Date that interest should accrue at the Fixed Rate, commencing the next day, at the Fixed Rate. Borrower's right to elect that interest accrue at the Fixed Rate shall terminate at 11:00 a.m. (Phoenix, Arizona local time) on the Term Termination Date.

                                    (ii)  Otherwise  at either the Prime Rate or
                           the Term LIBOR Rate as Borrower shall elect from time to time; provided that at any one time after the Term Termination Date interest shall accrue on the entire Term Loan at either the Prime Rate or the then applicable Term LIBOR

                           Rate based on a single Interest Period.

                           (c) All accrued  interest shall be due and payable on
                  the Term Payment Date.

                           (d) Principal payments shall be made in equal amounts
                  on each Quarterly End Date commencing on the first Quarterly End Date after the Term Termination Date, sufficient to fully amortize the Term Loan balance outstanding on the Term Termination Date on the Term Maturity Date.

                           (e) The entire  outstanding  principal balance of the
                  Term Note, all accrued and unpaid interest and all other sums which may have become payable thereunder shall be due and payable in full on the Term Maturity Date.

                  Section 3A.6 Term Loan Prepayments. Borrower shall have the option to prepay the Term Loan, in full or in part at any time, subject to payment of the following:

                           (a) With respect to any LIBOR Rate Term Advance,  all
                  amounts specified in Section 3A.8(a).

                           (b) In the event the Term Loan is  accruing  interest
                  at the Fixed Rate, an amount equal to a prepayment premium computed as follows:

                                    1% of the outstanding  principal  balance if
                           the outstanding principal balance is less than $50,000.00, and if the outstanding principal balance is equal to or more than $50,000.00, an amount equal to [the present value of the remaining cash flows calculated with an interest rate assuming that a Determination of Taxability had occurred discounted at the Treasury Constant Yield (TCY) + 100 basis points] - outstanding principal. The TCY is calculated as the interpolated constant maturity Treasury rate with a maturity matching the remaining average term of the Term Note to the Term Maturity Date. Rate data is obtained, at the time of prepayment, from the most recent Federal Reserve statistical release H.15 (519).

                  Section 3A.7 Term Loan Commitment Fee. Borrower agrees to pay to Lender an upfront commitment fee equal to 30 basis points of the Term Commitment Amount upon the closing of the Term Loan.

                  Section  3A.8  Additional   Provisions  for  LIBOR  Rate  Term
         Advances.

                  (a) Unavailability of Deposits or Inability to Ascertain the Rates. Notwithstanding any other provision of this Agreement, if prior to the commencement of any Interest Period, Lender shall determine (i) that United States dollar deposits in the amount of any LIBOR Rate Term Advance to be outstanding during such Interest Period are not readily available to Lender in the London interbank market, or (ii) by reason of circumstances affecting the London interbank market, adequate and reasonable means do not exist for ascertaining the LIBOR Base Rate, then Lender shall promptly give notice thereof to the Borrower and the obligation of Lender to create, or effect by conversion any LIBOR Rate Term Advance in such amount and for such Interest Period shall terminate until United States dollar deposits in such amount and for the Interest Period selected by the Borrower shall again be readily available in the market and adequate and reasonable means exist for ascertaining the LIBOR Base Rate.

                  (b) Increased Costs. (i) If, due to any Regulatory Change, there shall be any increase in the cost to Lender of agreeing to make or making, funding or maintaining LIBOR Rate Term Advances (including, without limitation, any increase in any applicable reserve requirement), then the Borrower shall from time to time, upon demand by Lender, pay to Lender such amounts as Lender may reasonably determine to be necessary to compensate Lender for any additional costs which it reasonably determines are attributable to such Regulatory Change; (ii) if Lender determines (in its reasonable discretion) that, as a result of any Regulatory Change, the amount of capital required or expected to be maintained by Lender is increased by or based upon the existence of Lender's commitment to lend hereunder, then, upon demand by Lender, the Borrower shall immediately pay to Lender such amounts as Lender may reasonably determine to be necessary to compensate Lender for any additional costs which it reasonably determines are attributable to the maintenance by Lender of capital in respect of Lender's commitment to lend hereunder; and (iii) Lender will notify the Borrower of any Regulatory Change that will entitle Lender to compensate pursuant to this paragraph (b) as promptly as practicable, but in any event within 90 days after Lender obtains knowledge thereof; provided, however, that if Lender fails to give such notice within 90 days after it obtains knowledge of such a Regulatory Change, Lender shall, with respect to compensation payable in respect of any costs resulting from such Regulatory Change, only be entitled to payment for costs incurred from and after the date that Lender has given such notice. Lender will furnish to Borrower a certificate setting forth in reasonable detail the basis for the amount of each request by Lender for compensation. Determination by Lender of the amounts required by compensate Lender shall be made on a reasonable basis. Lender shall be entitled to compensation in connection with any Regulatory Change only for costs actually incurred by such Lender. Upon receipt of notice of any such Regulatory Change from Lender, Borrower shall have the option to prepay or Convert any Term Advances adversely affected by any Regulatory Change within seven (7) days of receipt of such notice, without the obligation to pay to Lender with respect to such prepayment or Conversion any amount or amounts otherwise payable to Lender by Borrower pursuant to Section 3A.8(e).

                  (c) Illegality. Notwithstanding any other provision of this Agreement, if Lender shall notify the Borrower that as a result of a Regulatory Change it is unlawful for Lender to perform its obligations hereunder to make LIBOR Rate Term Advances or to fund or maintain LIBOR Rate Term Advances hereunder (i) the obligation of Lender to make, or to Convert Term Advances into, a LIBOR Rate Term Advances shall be suspended until Lender shall notify Borrower that the circumstances causing such suspension no longer exist and (ii) in the event such Regulatory Change makes the maintenance of LIBOR Rate Term Advances hereunder unlawful, the Borrower shall forthwith prepay in full all LIBOR Rate Term Advances then outstanding, together with interest accrued thereon and all amounts in connection with such prepayment specified in Section 3A.8(e), unless the Borrower, within five (5) Business Days of notice from Lender, Converts all LIBOR Rate Term Advances then outstanding into Prime Rate Term Advances in accordance with Section 3A.4 and pays all amounts in connection with such prepayments specified in Section 3.8(e).

                  (d) Discretion of Lender as to Manner of Funding. Notwithstanding any provision of this Agreement to the contrary, Lender shall be entitled to fund and maintain its funding of all or any part of any Term Advance in any manner it sees fit; provided, however, that for the purposes of this Agreement, all determinations hereunder shall be made as if Lender had actually funded and maintained each LIBOR Rate Term Advance during the Interest Period therefor through the purchase of deposits having a maturity corresponding to the last day of the Interest Period and bearing an interest rate equal to the Term LIBOR Rate for such Interest Period.

                  (e) Funding Loss Indemnification. Borrower shall pay to Lender such amount of amounts as shall be sufficient to compensate for any losses (including without limitation loss of anticipated profit), costs or expenses which Lender may reasonably incur as a result of payment or Conversion of any LIBOR Rate Term Advance other than on the last Business Day of the Interest Period for such Term Advance, whether due to prepayment, Conversion, illegality (pursuant to Section 3A.8(c) above), acceleration of the Term Maturity Date or for any other reason.

                  Section 3A.9 Security. So long as the Term Loan remains outstanding Borrower agrees as follows:

                           (a) To secure  its  obligations  with  respect to the
                  Term Loan by granting to Lender a security interest in all of Borrower's equipment located in the State of Arizona pursuant to a security agreement (the "Security Agreement") delivered by Borrower to Lender;

                           (b) Not to create or suffer to be created or to exist
                  any mortgages, pledges, security interests, encumbrances or other liens on its real property located at 1600 North Desert Drive, Phoenix, Arizona at any time that in the aggregate exceed $100,000.00; and

                           (c) To apply  immediately  all proceeds from the sale
                  of any treasury stock to the outstanding principal balance of the Term Loan.

         3.4 All  references  in  Articles  5,  6,  7,  8, 9 and 10 of the  Loan
Agreement:

                           (a) to "RLC Note" are hereby  amended to read  "Note"
                  or "Notes", as applicable;

                           (b) to "RLC" are  hereby  amended  to read  "Loan" or
                  "Loans", as applicable; and

                           (c) to "RLC  Advances"  are  hereby  amended  to read
                  "Advance" or "Advances", as applicable.

         3.5 Section 7.2 of the Loan Agreement is hereby amended to read as follows:

                  Section 7.2. Create or suffer to be created or to exist any mortgages, pledges, security interests, encumbrances or other liens that at any time in the aggregate exceed $100,000.00:

                           (a) on its real property; or

                           (b) on its accounts receivable.

         3.6 Section 7.4 of the Loan Agreement is amended to read as follows:

                  Section 7.4 Declare or pay any cash dividend or purchase any treasury stock greater than $10,000,000.00.

         3.7 The first paragraph of Section 7.8 of the Loan Agreement is amended to read as follows:

                  Section 7.8 Permit its Tangible Net Worth to be as of each Quarterly End Date:

                           (a) less than $42,500,000 plus fifty percent (50%) of
                  the aggregate of Borrower's positive net income of each quarterly period, beginning June 30, 1996, with no deduction for any quarterly period net loss, plus (b) any additional paid-in equity capital.

         3.8 Section 7.10 of the Loan Agreement is amended by the addition of the following:

                  Notwithstanding anything herein to the contrary, for purposes of the calculation of "cash flow", the inventory reserve taken in the third fiscal quarter of 1996 (the "1996 Adjustment") shall not be considered in the calculation of net income for the relevant period.

         3.9 Section 7.11 of the Loan Agreement is amended to read as follows:

                  Section 7.11 Permit its annual capital expenditures to exceed the sum of $5,000,000.00.

         3.10 Article 7 of the Loan Agreement is amended by the addition of the following Section 7.13:

                  Section 7.13 Permit, in fiscal year 1997 and thereafter, (i) its annual operating net result to be negative, or (ii) its operating net result to be negative for two or more consecutive quarterly fiscal periods.

         3.11 Section 8.1(h) of the Loan Agreement is amended to read as follows:

                           (h) The  occurrence of any default under (i) any Note
                  or any document or instrument given by Borrower in connection with any other indebtedness of Borrower to Lender or any affiliate thereof and the expiration of any grace period provided therein, or (ii) any other indebtedness in excess of $1,000,000 of Borrower to any other creditor and the expiration of any grace period provided therein;

         3.12 Exhibit "B" to the Loan Agreement is amended to read as attached hereto.

SECTION 4.        OTHER MODIFICATIONS, RATIFICATIONS AND AGREEMENTS.

         4.1 All references to the Loan Agreement in the RLC Note are hereby amended to refer to the Loan Agreement as hereby amended.

         4.2 Borrower  acknowledges  that the indebtedness  evidenced by the RLC
Note is just and owing, that the balance thereof is correctly shown in the records of Lender as of the date hereof, and Borrower agrees to pay the indebtedness evidenced by the RLC Note according to the terms thereof, as herein modified.

         4.3 Borrower hereby reaffirms to Lender each of the representations, warranties, covenants and agreements of Borrower set forth in the RLC Note and the Loan Agreement, with the same force and effect as if each were separately stated herein and made as of the date hereof.

         4.4 Borrower hereby ratifies, reaffirms, acknowledges, and agrees that the RLC Note and the Loan Agreement, represent valid, enforceable and collectible obligations of Borrower, and that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to any of these documents or instruments. In addition, Borrower hereby expressly waives, releases and absolutely and forever discharges Lender and its present and former shareholders, directors, officers, employees and agents, and their separate and respective heirs, personal representatives, successors and assigns, from any and all liabilities, claims, demands, damages, action and causes of action, whether known or unknown and whether contingent or matured, that Borrower may now have, or has had prior to the date hereof, or that may hereafter arise with respect to acts, omissions or events occurring prior to the date hereof and, without limiting the generality of the foregoing, from any and all liabilities, claims, demands, damages, actions and causes of action, known or unknown, contingent or matured, arising out of, or in any way connected with, the RLC. Borrower further acknowledges and represents that no event has occurred and no condition exists that, after notice or lapse of time, or both, would constitute a default under this Agreement, the RLC Note or the Loan Agreement.

         4.5 All terms, conditions and provisions of the RLC Note and the Loan Agreement are continued in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. The RLC Note and the Loan Agreement, as amended hereby, are hereby ratified and reaffirmed by Borrower, and Borrower specifically acknowledges the validity and enforceability thereof.

SECTION 5.        GENERAL.

         5.1 This Agreement in no way acts as a release or relinquishment of those rights securing payment of the RLC. Such rights are hereby ratified, confirmed, renewed and extended by Borrower in all respects.

         5.2 The modifications contained herein shall not be binding upon Lender until Lender shall have received all of the following:

                  (a) An original of this Agreement fully executed by the Borrower.

                  (b) Such resolutions or authorizations and such other documents as Lender may reasonably require relating to the existence and good standing of the Borrower and the authority of any person executing this Agreement or other documents on behalf of the Borrower.

                  (c) The Security Agreement fully executed by the Borrower.

                  (d) The Term Note fully executed by the Borrower.

                  (e)  A  UCC-1  Financing   Statement  fully  executed  by  the
         Borrower.

                  (f) A commitment fee with respect to the Term Loan in the amount of $15,000.00.

         5.3 Borrower shall execute and deliver such additional documents and do such other acts as Lender may reasonably require to fully implement the intent of this Agreement.

         5.4 Borrower shall pay all costs and expenses, including, but not limited to, reasonable attorneys' fees incurred by Lender in connection herewith, whether or not all of the conditions described in Paragraph 5.2 above are satisfied. Lender, at its option, but without any obligation to do so, may advance funds to pay any such costs and expenses that are the obligation of the Borrower, and all such funds advanced shall bear interest at the highest rate provided in the RLC Note and shall be due and payable upon demand.

         5.5 Notwithstanding anything to the contrary contained herein or in any other instrument executed by Borrower or Lender, or in any other action or conduct undertaken by Borrower or Lender on or before the date hereof, the agreements, covenants and provisions contained herein shall constitute the only evidence of Lender's consent to modify the terms and provisions of the RLC Note or the Loan Agreement. Accordingly, no express or implied consent to any further modifications involving any of the matters set forth in this Agreement or otherwise shall be inferred or implied by Lender's execution of this Agreement. Further, Lender's execution of this Agreement shall not constitute a waiver (either express or implied) of the requirement that any further modification of the RLC or of the RLC Note or the Loan Agreement, shall require the express written approval of Lender; no such approval (either express or implied) has been given as of the date hereof.

         5.6 Time is hereby declared to be of the essence hereof of the RLC, of the RLC Note and of the Loan Agreement, and Lender requires, and Borrower agrees to, strict performance of each and every covenant, condition, provision and agreement hereof, of the RLC Note and the Loan Agreement.

         5.7 This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns.

         5.8 This Agreement is made for the sole protection and benefit of the parties hereto, and no other person or entity shall have any right of action hereon.

         5.9 This Agreement shall be governed by and construed according to the laws of the State of Arizona.

         IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

                                        WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION, as successor in
                                        interest to FIRST
                                        INTERSTATE BANK OF ARIZONA, N.A.



                                        By:_____________________________________
                                        Name:___________________________________
                                        Its:____________________________________

                                                                         LENDER

                                        THREE-FIVE SYSTEMS, INC., a Delaware
                                        corporation



                                        By:_____________________________________
                                        Name:___________________________________
                                        Its:____________________________________

                                                                       BORROWER
                                      -16-